FEBRUARY 2, 2017

SUPPLEMENT TO

FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED JANUARY 12, 2017

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

This Supplement contains new and additional information and should be read in connection with your Prospectus.

Effective March 1, 2017, Hartford Funds Distributors, LLC will discontinue paying dealers of record a commission on purchases of $1,000,000 ($500,000 in the case of The Hartford Short Duration Fund) or more of Class A shares.  Shareholders who purchased $1,000,000 ($500,000 in the case of The Hartford Short Duration Fund) or more of Class A shares where the broker dealer was paid a commission will still be subject to a contingent deferred sales charge if those shares are redeemed within 18 months of purchase.  The contingent deferred sales charge for Class A shares will not apply to purchases for which the selling broker dealer was not paid a commission.

This Supplement should be retained with your Prospectus for future reference.

HV-7307	February 2017